UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2007

HELIOS & MATHESON
NORTH AMERICA INC.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

0-22945 (Commission File Number)	13-3169913 (I.R.S. Employer Identification No.)

200 Park Avenue South, New York, New York (Address of Principal Executive Offices)	10003 (Zip Code)

(212) 979-8228
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 6, 2007, Helios & Matheson North America Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this report, to announce that Shmuel BenTov, the Company’s founder, chairman, president and CEO, has decided to step down upon the completion of his contract, which ends March 31, 2008. The Board of Directors has designated Mr. Sal Quadrino, the Company’s chief financial officer, as the successor CEO of the Company. Mr. Quadrino’s appointment will be contingent upon the Board of Directors and him reaching a mutually satisfactory employment agreement.

The information provided in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT 99.1        PRESS RELEASE, DATED JUNE 6, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS & MATHESON NORTH AMERICA INC.
By:	/s/ Sal Quadrino
Chief Financial Officer

Date: June 7, 2007

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	PRESS RELEASE, DATED JUNE 6, 2007